                                                                    EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      I, Steven J. Gomo, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Network Appliance, Inc., on Form 10-Q for the quarterly period ended January 28, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Network Appliance, Inc.

                                        /s/ STEVEN J. GOMO
                            -------------------------------------------
                                   Steven J. Gomo
                                   Executive Vice President of Finance
                                   and Chief Financial Officer

Date: March 2, 2005